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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934

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                       NETWORK-1 SECURITY SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-14896                  13-3027591
          --------                     -------                  ----------
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)               Identification No.)



       1601 Trapelo Road, Reservoir Place
               Waltham, Massachusetts                            02451
               ----------------------                            -----
     (Address of Principal Executive Offices)                 (Zip Code)


                                  781-522-3400
                         (Registrant's Telephone Number)


                                February 9, 2000
                            (Date of Report - Date of
                            Earliest Event Reported)


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Item 2.  Acquisition or Disposition of Assets

         On February 9, 2000, Network-1 Security Solutions, Inc. (the "Registrant") entered into an Asset Purchase Agreement with Exodus Communications, Inc. ("Exodus") pursuant to which Registrant sold its professional services business for an aggregate consideration of $4.0 million in cash of which $1.3 million is held in escrow subject to certain conditions described below (the "Asset Purchase Transaction"). The Asset Purchase Transaction will be accounted for by the Registrant as a sale of a discontinued operation.

         In connection with the Asset Purchase Transaction, the Registrant's seven (7) employees of its professional services business (the "Employees") agreed to become employees of Exodus. The Employees include Dr. William Hancock, former Chief Technology Officer of the Registrant, and Robert Russo, former Vice President of Professional Services of the Registrant. Dr. Hancock will continue to serve on the Board of Directors of Registrant.

         The $1.3 million of the purchase price held in escrow includes (i) $1,000,000 conditioned upon the Employees remaining employed by Exodus for at least one (1) year from the closing of the Asset Purchase Transaction (See
Section 9.2 of the Asset Purchase Agreement annexed hereto as Exhibit 10.29) and
(ii) $300,000 conditioned upon Exodus securing a minimum of $300,000 of purchase orders or commitments for consulting services from certain customers of the Registrant within ninety (90) days of the closing (See Section 3.2 of the Asset Purchase Agreement annexed hereto as Exhibit 10.29).

         In connection with the Asset Purchase Transaction, the Registrant has agreed not to offer any professional or consulting services competitive with those services offered by Exodus.

Item 7.  Financial Statements and Exhibits

         Item 7(c)  Exhibits.

         Exhibit   Description
         -------   -----------

         10.29 Asset Purchase Agreement, dated February 9, 2000, between the Registrant and Exodus Communications, Inc. including all exhibits and schedules.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NETWORK-1 SECURITY SOLUTIONS, INC.


                                              By: /s/ Avi A. Fogel
                                                  -----------------------------
                                                  Avi A. Fogel,
                                                  President and
                                                  Chief Executive Officer



                                                     Date: February 15, 2000

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                                  Exhibit Index

         Exhibit   Description
         -------   -----------

         10.29 Asset Purchase Agreement, dated February 9, 2000, between the Registrant and Exodus Communications, Inc. including all exhibits and schedules.